UNITED STATES	OMB APPROVAL
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Rule §240.14a-12

Electronic Clearing House, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ELECTRONIC CLEARING HOUSE, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
February 6, 2006

To the Shareholders of Electronic Clearing House, Inc.:

You are cordially invited to attend the Annual Meeting of shareholders of Electronic Clearing House, Inc. to be held on Monday, February 6, 2006 at 9:00 a.m., local time, at its corporate offices located at 730 Paseo Camarillo, Camarillo, California, 93010, for the following purposes:

1.	To elect two Class I directors to each serve on the Board of Directors for a three-year term;

2.	To ratify the selection of PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending September 30, 2006; and

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on December 12, 2005, as the record date for determining those shareholders who will be entitled to vote at the Meeting or any adjournment thereof.

All shareholders are cordially invited to attend the Meeting in person. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed Proxy and return it by January 23, 2006 in the envelope provided for that purpose.

The enclosed Proxy is being solicited on behalf of our Board of Directors.

By Order of the Board of Directors,

DONNA L. REHMAN
Corporate Secretary

Camarillo, California
Dated: January 5, 2006

PROXY STATEMENT

ELECTRONIC CLEARING HOUSE, INC.
730 PASEO CAMARILLO, CAMARILLO, CA 93010

ANNUAL MEETING OF SHAREHOLDERS
February 6, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Electronic Clearing House, Inc., a Nevada corporation, for use at the Annual Meeting of shareholders (the “Meeting”) which will be held on February 6, 2006 at 9:00 a.m., local time, at its corporate offices located at 730 Paseo Camarillo, Camarillo, California 93010. The approximate mailing date of this Proxy Statement is January 5, 2006.

PROXIES

The shares represented by proxy in the form solicited by our Board of Directors will be voted at the Meeting if the proxy is returned to us properly executed. Where a choice is specified with respect to the matter being voted upon, the shares represented by the proxy will be voted in accordance with such specification. The proxy may specify approval or disapproval of the nominee for director of our company, or may withhold authority to vote for such nominee for director, and for the approval of the other proposals described herein. If your shares are held in “street name” (i.e., in the name of your broker or bank as the holder of record), you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote at the Meeting.

It is intended that shares represented by proxies in the accompanying form will be voted for the election of the person listed below under “Election of Directors”. Although the Board of Directors does not know whether any nominations will be made at the Meeting other than those set forth herein, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors or for any particular nominee is not withheld) will have full discretion and authority to vote for all of the nominees for the Board of Directors, as provided in the proxy. We are not aware of any matters to be voted upon at the Meeting other than as stated in this proxy statement and in the accompanying Notice of Annual Meeting of shareholders. If any other matters are properly brought before the Meeting, the enclosed proxy gives authority to the persons named in such proxy to vote the shares in their best judgment.

If you are a shareholder of record (i.e., your shares are registered in your name), you may revoke your proxy at any time before the meeting either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. However, attendance at the Meeting will not constitute a revocation of a proxy. If your shares are held in “street name,” the holder of record may revoke a proxy in the same manner as described above.

We will bear the cost of soliciting proxies. In addition, we may reimburse brokerage firms and other firms representing beneficial owners of shares for their expenses in forwarding solicitation materials to the beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

Please MARK, SIGN and DATE the enclosed proxy card and RETURN it by January 23, 2006, in the enclosed envelope provided for this purpose.

On December 12, 2005, the record date for determining shareholders entitled to vote at the Annual Meeting of shareholders, we had outstanding and entitled to vote at the Meeting 6,661,701 shares of Common Stock, par value $.01 per share (the “Common Stock”). Each share of Common Stock is entitled to one vote on any matter brought before the Meeting, including election of the directors. Our Articles of Incorporation and Bylaws do not contain any provision for cumulative voting and no provision of applicable law requiring cumulative voting is applicable to your shares.

The required quorum for the transaction of business at the Meeting is a majority of the shares of Common Stock outstanding on the record date. Shares that are voted “for” or “against”, or are “withheld” from a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the holders of Common Stock present in person or represented by proxy at the Meeting and entitled to vote. Abstentions will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of votes cast with respect to a particular matter. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, however, such broker non-votes will not be considered votes cast for or against a particular matter and, accordingly, will not affect the determination as to whether the requisite majority of votes cast has been obtained with respect to a particular matter. The two nominees for director receiving the highest number of votes of the holders of a majority of our shares present and entitled to vote, in person or by proxy, will be elected. Each of the other proposals must receive the affirmative vote of the holders of a majority of our shares present and entitled to vote, in person or by proxy, to be adopted.

PERFORMANCE GRAPH

The following graph shows a five-year comparison of the total cumulative returns of investing $100 on September 30, 2000, in Electronic Clearing House, Inc. (“ECHO”) Common Stock, the NASDAQ-Composite Index, and the NASDAQ-Finance Index. The NASDAQ-Composite Index represents a broad market group in which we participate. The NASDAQ-Finance Index was chosen as having a representative peer group of companies for the 2005 Proxy Statement and includes Electronic Clearing House, Inc. All comparisons of stock price performance shown assume the reinvestment of dividends, although we have not historically paid any dividends on shares of our Common Stock.

September 30,	Measurement Point 2000	2001	2002	2003	2004	2005
ECHO	$100.00	$35.83	$20.00	$117.33	$146.67	$154.17
NASDAQ-Composite	$100.00	$40.86	$32.19	$49.04	$52.09	$59.45
NASDAQ-Finance	$100.00	$110.08	$115.89	$144.37	$170.44	$187.35

PRINCIPAL OWNERS OF COMMON STOCK

As of December 12, 2005, there were 6,661,701 shares of our Common Stock outstanding. Based on our review of Schedules 13D and 13G filed with the Securities and Exchange Commission on the dates noted, the following persons have beneficial ownership or control over 5% or more of our outstanding Common Stock.

Name and Address	Number of Shares Beneficially Owned	Percentage of Common Stock
Melvin Laufer 136 Beach 140th Street Far Rockaway, NY 11694 Schedule 13D/A filed September 3, 2004	519,839	7.80%

William Blair Company LLC 222 W. Adams Street Chicago, IL 60606 Schedule 13G/A filed June 30, 2005	771,507	11.58%

Discovery Equity Partners, LP; Discovery Group I LLC; Daniel J. Donoghue; Michael J. Murphy 71 South Wacker Drive Chicago, IL 60606 Schedule 13G filed May 13, 2005	736,919	11.06%

The following table sets forth the number of shares of Common Stock owned beneficially by our (i) directors, (ii) the Named Executive Officers (as defined below), and (iii) the executive officers and directors as a group, as of December 12, 2005. Such figures are based upon information furnished by the persons named.

Name and Address	Number of Shares Beneficially Owned		Percentage of Common Stock(1)
Joel M. Barry Chairman/Chief Executive Officer 730 Paseo Camarillo Camarillo, CA 93010	294,619	(2)	4.32%

Alice L. Cheung Chief Financial Officer/Treasurer 730 Paseo Camarillo Camarillo, CA 93010	65,500	(2)	0.98%

Arnold Feinberg Vice President 15638 54th Street Oskaloosa, KS 66066	39,800	(2)	0.59%

Name and Address	Number of Shares Beneficially Owned		Percentage of Common Stock(1)
Richard Field Director 49 Locust Avenue New Canaan, CT 06840	203,696	(3)	3.06%

Aristides W. Georgantas Director 180 Springdale Road Princeton, NJ 08540	16,521		0.25%

Herbert L. Lucas, Jr. Director 12011 San Vicente Blvd. Los Angeles, CA 90049	57,880	(4)	0.87%

Sharat Shankar Senior Vice President 730 Paseo Camarillo Camarillo, CA 93010	38,200	(2)	0.57%

Carl R. Terzian Director 12400 Wilshire Blvd. Los Angeles, CA 90025	3,031		0.05%

Patricia M. Williams Vice President 730 Paseo Camarillo Camarillo, CA 93010	51,875	(2)	0.77%

Jack Wilson Vice President 730 Paseo Camarillo Camarillo, CA 93010	52,275	(2)(5)	0.78%

All officers and directors as a group (19 persons)	1,116,011	(6)	15.62%

(1)	Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at December 12, 2005.

(2)	Includes stock options according to the terms of the Officers and Key Employees Incentive Stock Option Plan and the Amended and Restated 2003 Incentive Stock Option Plan, which for the following number of shares and for the following individuals could be acquired within 60 days through the exercise of stock options: Joel M. Barry, 164,000 shares; Alice Cheung, 53,500 shares; Arnold Feinberg, 39,800 shares; Sharat Shankar, 38,200 shares; Patricia Williams, 46,200 shares; and Jack Wilson 46,700 shares.

(3)	Includes 103,400 shares which are in an IRA account in Mr. Field’s name.

(4)	Includes 17,972 shares indirectly owned by Mr. Lucas through a trust for his wife.

(5)	Includes 530 shares indirectly owned by Mr. Wilson through his wife.

(6)	Includes shares and stock options according to the terms of the Officers and Key Employees Incentive Stock Option Plan and the Amended and Restated 2003 Incentive Stock Option Plan, which for the following number of shares and for the following individuals could be acquired within 60 days through the exercise of stock options: Jesse Fong, 15,154 shares; David Griffin, 20,786 shares; Robert Hare, 54,991 shares; Charles Harris, 50,000; Steve Hoofring, 25,500 shares; Donna Rehman, 4,900 shares; Rick Slater, 36,400 shares; and Kris Winckler, 83,532 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and the holders of 10% or more of our Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our equity securities. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended September 30, 2005, all of our executive officers, directors and the holders of 10% or more of our Common Stock complied with all Section 16(a) filing requirements except for Steven Smith, our former Chief Information Officer, who did not timely file a Form 3.

Board of Directors’ Meetings and Committees

During fiscal 2005, there were four regular meetings and two special meetings of the Board of Directors. Each director attended at least 75% of the meetings of the Board of Directors and Committees on which he served during the time he was a director.

The Audit Committee, which currently consists of Richard D. Field, Aristides W. Georgantas, who serves as the Chairman of the Committee, H. Eugene Lockhart, Herbert L. Lucas, Jr., and Carl R. Terzian, met four times during fiscal 2005. Messrs. Field, Georgantas, Lockhart, Lucas and Terzian are “independent directors” within the meaning of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and the NASDAQ Marketplace Rules. The Audit Committee’s primary duties and responsibilities include appointment of the independent auditors, evaluation of the performance and independence of such auditors and review of the annual audited financial statements and the quarterly financial statements, as well as the adequacy of our internal controls. See “Report of the Audit Committee of the Board of Directors.”

The Compensation Committee, which currently consists of Richard D. Field, Aristides W. Georgantas, H. Eugene Lockhart, Herbert L. Lucas, Jr., who serves as the Chairman of the Committee, and Carl R. Terzian, met four times during fiscal 2005. Messrs. Field, Georgantas, Lockhart, Lucas and Terzian are “independent directors” within the meaning of the NASDAQ Marketplace Rules. The function of the Compensation Committee is to review and approve salaries, bonuses and other benefits payable to our executive officers, including administration of the 2003 Incentive Stock Option Plan and prior to its expiration in 2002, the administration of the Officers and Key Employees Incentive Stock Option Plan. See “Report of the Officers Compensation Committee of the Board of Directors.”

The Governance and Nominating Committee, which currently consists of Richard D. Field, who has served as the Chairman of the Committee since March 9, 2005, Aristides W. Georgantas, H. Eugene Lockhart, Herbert L. Lucas, Jr., and Carl R. Terzian met four times during fiscal 2005. Messrs. Field, Georgantas, Lockhart, Lucas and Terzian are “independent directors” within the meaning of the NASDAQ Marketplace Rules. The Governance and Nominating Committee’s duties and responsibilities are to oversee and periodically review our corporate governance practices and to nominate candidates for election to our Board of Directors for three-year terms. See “Report of the Governance and Nominating Committee of the Board of Directors.”

Each director on our Board of Directors is encouraged to attend our Annual Meeting of shareholders. All of our directors attended our Annual Meeting of shareholders for the fiscal year ended September 30, 2004.

Officers

Our officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors.

Compensation of Directors

In fiscal 2005, Messrs. Georgantas, Lucas and Field each received $55,000.00 and Mr. Terzian received $52,500.00. Mr. Lockhart, appointed on May 5, 2005, to fill a vacancy on the Board of Directors, received $8,333.34 in fiscal 2005. Each outside director received $48,250 in fiscal 2004 and $28,000 and 3,031 shares of Common Stock in fiscal 2003. Directors are compensated for all reasonable expenses and are not compensated for special meetings.

EXECUTIVE COMPENSATION

Executive Officers

All of our executive officers serve at the pleasure of our Board of Directors. Our executive officers are:

Name	Position	Date First Became Officer
Joel M. Barry	Chairman of the Board, Chief Executive Officer	1986
Charles J. Harris	President, Chief Operating Officer	2005
Alice L. Cheung	Chief Financial Officer, Treasurer	1996
Sharat Shankar	Senior Vice President	2003
Patricia M. Williams	Senior Vice President	1997
Jack Wilson	Senior Vice President	1994
Kris Winckler	Senior Vice President	1999
Steve Hoofring	Senior Vice President	2003
Rick Slater	Vice President, Chief Technology Officer	1998
Arnold Feinberg	Vice President	2000
Jesse Fong	Vice President	1994
David Griffin	Vice President	1990
Robert Hare	Vice President	1999
Donna L. Rehman	Corporate Secretary	1990

JOEL M. BARRY, age 55, has been a Director of ECHO since July 1986, and Chairman of the Board since December 1986. Mr. Barry served as Chief Financial Officer from May 1987 to June 1990, and Executive Vice President from October 1987 to June 1990, when he was designated Chief Executive Officer of ECHO. Mr. Barry is also a Director and Chief Executive Officer of the MerchantAmerica and XPRESSCHEX, Inc. wholly owned subsidiaries. From August 1983 to June 1991, Mr. Barry was a lecturer and investment counselor for Basics Financial Planning and Investments, a firm he founded in 1983. From1981 to 1983, Mr. Barry owned and operated Dynamic Seminars, a marketing company for Financial Dynamics, a financial planning firm located in Covina, California. From 1975 to 1981, Mr. Barry was manager of Quality Assurance and In-House Customer Service at Science Dynamics Corporation, a medical data processing firm. From 1972 to 1974, Mr. Barry owned and operated a gospel music recording business located in Anaheim, California.

CHARLES J. HARRIS, age 43, joined ECHO in September 2005 as President, Chief Operating Officer and a Director to serve on the Board of Directors of ECHO. Prior to joining the Company, Mr. Harris served in executive, operational and sales leadership positions at prominent organizations including Paymentech and Electronic Data Systems. His last position was as President of Merchant Link, a wholly-owned subsidiary of Paymentech, which supplies electronic payment technologies and outsourced services to the point-of-sale market.

ALICE L. CHEUNG, age 48, has served as Treasurer and Chief Financial Officer since July 1996. Ms. Cheung became a Certified Public Accountant in May 1982. From February 1988 to January 1996, Ms. Cheung was the Treasurer and Chief Financial Officer of American Mobile Systems (AMS). AMS merged with Nextel Communications, Inc. in 1995. Ms. Cheung is an active member of the American Institute of Certified Public Accountants and Financial Executive Institute.

SHARAT SHANKAR, age 35, joined ECHO in June 2003 as Vice President Risk Management and Business Intelligence and in December 2003, he was promoted to Senior Vice President. In April 2005, Mr. Shankar was appointed to hold the position of General Manager Check Services. Prior to joining ECHO, Mr. Shankar worked at TeleCheck for approximately eight years where he held a variety of positions leading up to Vice President of Risk Management. Prior to TeleCheck, Mr. Shankar held positions at MetLife as well as Hong Kong and Shanghai Bank, Madras, India.

PATRICIA M. WILLIAMS, age 40, joined ECHO in September 1996, serving as Director of Program Management. Ms. Williams was appointed Vice President Corporate Program Management in October 1997 and Vice President Check Services in October 2001. In June of 2003, Ms. Williams was appointed to the position of Vice President Sales and Marketing and in December 2003, was promoted to Senior Vice President. In April 2005 Ms. Williams was appointed to hold the position of General Manager of Credit Card Services. Prior to joining ECHO, Ms. Williams was an Operations Manager for Bank of America Systems Engineering in San Francisco. Ms. Williams has also served as a Senior Program manager for the Los Angeles offof LANSystems, Inc., a nationwide systems integrator as well as a Senior Project Manager and Systems Engineer for Bank of America Systems Engineering in Los Angeles.

JACK WILSON, age 61, has served as Vice President of Merchant Services since June 1994 and was Director of Bankcard Relations for ECHO from October 1992 until May 1994. In December 2003, he was promoted to Senior Vice President Merchant Services and in April 2005, he was

appointed to the position of Senior Vice President Credit Card Services. Mr. Wilson served as Vice President for Truckee River Bank from August 1989 until September 1992. Previously, he was Senior Vice President/Cashier of Sunrise Bancorp and a Vice President of First Interstate Bank.

KRIS WINCKLER, age 40, joined ECHO in April, 1999, as Vice President of ECHO’s XPRESSCHEX subsidiary. In December 2003, he was promoted to Senior Vice President Product and Strategic Planning and in April 2005, he was appointed to the position of Senior Vice President Check Services. Prior to joining ECHO, Mr. Winckler was a consultant at Andersen Consulting and the President of Magic Software, a company specializing in check verification, conversion, and ACH software. Mr. Winckler has been active in the check and collection industry for over ten years and has been a member of the Electronic Check Council of NACHA since 1998. Mr. Winckler is an Accredited ACH Professional (AAP) and Certified Treasury Professional (CTP).

STEVE HOOFRING, age 45, joined ECHO in October 2001 as Implementation Manager for the Check Services group and was appointed Vice President Visa POS Check and Client Services in October 2003 and Senior Vice President Operations in August 2005. Mr. Hoofring was President of Running Dog Software, Inc., which developed ‘Enterprise’ software for small to medium size businesses. Prior to this, Mr. Hoofring held several management positions with Emerson Power Transmission, a subsidiary of Emerson Electric, Inc.

RICK SLATER, age 45, joined ECHO in May 1995 as Vice President of Computer Based Controls, Inc. (“CBC”). Mr. Slater was appointed President of CBC in December 1995, Vice President of ECHO in November 1998 and Chief Technology Officer in October 1999. Prior to joining ECHO, Mr. Slater was President of Slater Research, which provided contract engineering services to various institutions. During this time, Mr. Slater directly participated in the U.S. Coast Guard COMSTA upgrade project including site surveys, systems design and system upgrade integration in a number of sites within the U.S. Prior to this position, Mr. Slater served as a group leader at Aiken Advanced Systems.

ARNOLD FEINBERG, age 56, joined ECHO in January 2000 as Vice President of Sales. Prior to joining ECHO, Mr. Feinberg was an independent sales consultant for Rocky Mountain Retail Systems, a company that provided check authorization software and transaction processing services and was acquired by ECHO in 2000. From 1986 to 1993, Mr. Feinberg was employed by Lawrence Data Service, Inc. where he developed the franchise division for regional check verification and collection under National Check Association.

JESSE FONG, age 54, has served as Vice President of Information Systems since September 1994. Mr. Fong joined ECHO in 1984 and has served as programmer, Data Processing manager and MIS director. Mr. Fong worked as Marketing manager, Sales manager and Trainer with the Xerox Corporation in Taiwan from 1974 to 1978. After that, he joined Abbott Laboratory as Country manager for two years. After immigrating to the United States in 1980, he worked as International Marketing manager in a trading firm for four years.

DAVID GRIFFIN, age 57, has served as Vice President of Major Accounts since June 2003. Previous to this capacity, he was Vice President of Check Guarantee from October 2001 to June 2003, Vice President of Check Services for ECHO from June 1990 to October 2001 and Vice President of Operations from January 1986 until September 1989, at which time he became a consultant to ECHO.

Mr. Griffin has served as Senior Vice President and General Manager for TeleCheck, Los Angeles and TeleCheck, San Diego, from May 1983 to August 1985. Prior to these appointments, he was Regional Manager of TeleCheck Services, a franchiser of check guarantee services, a division of Tymshare Corporation, which was subsequently acquired by McDonnell Douglas Corporation.

ROBERT HARE, age 40, joined ECHO in April 1999 through the acquisition of Magic Software Development, a company he co-founded in 1991 to provide check verification, conversion and ACH software. Prior to founding Magic Software Development, Mr. Hare was a software developer with Titan Business Systems and a systems analyst with the University of New Mexico.

DONNA L. REHMAN, age 56, joined ECHO in 1988 and has served as Corporate Secretary since 1990. For three years prior thereto, she was self-employed in Woodland Hills, California in educational books and toys. She was employed as an administrative assistant in Chicago for 4 years and Los Angeles for 5 years.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is currently composed of Richard D. Field, Aristides W. Georgantas, H. Eugene Lockhart, Herbert L. Lucas, Jr., who serves as the Chairman of the Committee, and Carl R. Terzian. No interlocking relationship exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

Cash Compensation of Officers

The following table sets forth the total compensation paid and stock options offered by us during the fiscal years ended September 30, 2005, September 30, 2004 and September 30, 2003, to our Chief Executive Officer and to each of our five most highly compensated executive officers, other than the Chief Executive Officer (collectively with the Chief Executive Officer, the “Named Executive Officers”), whose compensation exceeded $100,000 during the fiscal year ended September 30, 2005.

Summary Compensation Table

					Long Term Compensation
			Annual Compensation
Name	Capacities in Which Served	Year	Salary	Bonus	Securities Underlying Options(2)	Other(3)
Joel M. Barry(1)	Chairman/Chief	2005	$261,875	$50,000	30,000	$-0-
	Executive Officer	2004	241,500	50,000	60,000	-0-
		2003	223,125	-0-	40,000	-0-

Sharat Shankar	Sr. Vice President	2005	$143,750	$56,000	21,000	$5,855
		2004	131,430	47,500	35,000	2,343
		2003	46,333	5,000	50,000	-0-

Arnold Feinberg	Vice President	2005	$143,870	$50,000	14,000	$5,465
		2004	120,200	50,000	20,000	4,616
		2003	99,333	50,000	10,000	3,014

Alice Cheung	Chief Financial	2005	$147,500	$42,000	30,000	$5,390
	Officer/Treasurer	2004	138,000	40,000	35,000	4,940
		2003	125,500	15,000	15,000	4,175

Patricia M. Williams	Sr. Vice President	2005	$136,250	$31,000	21,000	$-0-
		2004	123,000	35,000	35,000	-0-
		2003	111,190	15,000	15,000	-0-

Jack Wilson(1)	Sr. Vice President	2005	$136,250	$31,000	21,000	$5,141
		2004	123,000	35,000	35,000	4,412
		2003	111,190	15,000	15,000	2,998

(1)	We provide Mr. Barry and Mr. Wilson with an automobile. There has been no compensation paid other than that indicated in the above table.

(2)	Mr. Feinberg exercised 2,000 of his options at $1.30 per option, granted in fiscal 2003; Ms. Williams exercised 6,000 of her options at $1.30 per option, granted in fiscal 2003.

(3)	Represents our match of contributions to our 401(k) plan. We contribute 50% of the last 6% of each employee’s contribution to the 401(k) plan.

Fiscal 2005 Option Grants Table

The following table sets forth the stock options granted to our Chief Executive Officer and each of the other Named Executive Officers during the fiscal year ended September 30, 2005. Under applicable Securities and Exchange Commission regulations, companies are required to project an estimate of appreciation of the underlying shares of stock during the option term. We have chosen to project this estimate using the potential realizable value at assumed annual rates of stock price appreciation for the option term at assumed rates of appreciation of 5% and 10%. However, the ultimate value will depend upon the market value of our stock at a future date, which may or may not correspond to the following projections.

					Potential Realization Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Options Granted(1)	Percent of Total Granted to Employees in Fiscal Year	Exercise Price per share	Expiration Date	5%	10%
Joel M. Barry	30,000	11.54%	$7.60	11/15/14	$93,000	$216,000
Sharat Shankar	21,000	8.08%	$7.60	11/15/14	$65,000	$151,000
Arnold Feinberg	14,000	5.38%	$7.60	11/15/14	$43,000	$101,000
Alice Cheung	30,000	11.54%	$7.60	11/15/14	$93,000	$216,000
Patricia M. Williams	21,000	8.08%	$7.60	11/15/14	$65,000	$151,000
Jack Wilson	21,000	8.08%	$7.60	11/15/14	$65,000	$151,000

(1)	All options vest in five equal annual installments beginning 12 months following the date of the grant.

Aggregated Option/SAR Exercises and Fiscal-Year Option/SAR Value Table

The following table sets forth information concerning the exercise of stock options during the fiscal year ended September 30, 2005 by each of our Named Executive Officers and the number and value of unexercised options held by each of our Named Executive Officers as of the fiscal year ended September 30, 2005.

Name	Shares acquired on exercise	Value realized	Number of unexercised options/SARS at FY-end	Value of unexercised in-the-money Options/SARS at FY-end(1)
Joel M. Barry	15,000	$-0-	265,000	$1,221,225
Sharat Shankar	-0-	$-0-	106,000	$418,650
Arnold Feinberg	4,000	$28,340	69,000	$147,200
Alice Cheung	8,500	$36,357	106,500	$401,425
Patricia M. Williams	18,000	$79,536	92,000	$331,830
Jack Wilson	-0-	$-0-	92,500	$353,725

(1)	Based on the closing sale price of the Common Stock on September 30, 2005 of $9.25 per share, less the option exercise price.

Stock Option Plans

On May 13, 1992, our Board of Directors authorized adoption of an Officers and Key Employees Incentive Stock Option Plan (“Plan”), ratified by the shareholders at the Annual Meeting held July 10, 1992. The Plan provided for the issuance of up to 81,250 shares of Common Stock underlying stock options, each to purchase one share of the Common Stock for $3.40 per share, subject to adjustment in the event of stock splits, combinations of shares, stock dividends or the like.

On November 18, 1996, our Board of Directors authorized an increase in the Plan to 843,750 shares underlying stock options and such increase was approved by the shareholders at the Annual Meeting held in February 1997.

On February 4, 1999, our Board of Directors authorized an increase in the Plan to 1,343,750 shares underlying stock options and such increase was approved by the shareholders at the Annual Meeting held in February 1999.

On May 13, 2002, the Plan expired. The 2003 Incentive Stock Option Plan, which provided for the issuance of up to 900,000 shares of Common Stock underlying stock options, was approved by our Board of Directors and by our shareholders at the Annual Meeting of shareholders held on February 3, 2003.

On April 19, 2004, our Compensation Committee approved certain non-material changes to our 2003 Incentive Stock Option Plan.

On December 21, 2004, our Compensation Committee authorized an amendment and restatement of the 2003 Incentive Stock Option Plan to, among other matters, (i) increase the number of shares to be issued under the 2003 Incentive Stock Option Plan from 900,000 shares to 1,150,000 shares, and (ii) permit the grant of restricted stock under the plan.

Employment Agreements

None.

Bonus, Profit Sharing and Other Remuneration Plans and Pension and Retirement Plans

In addition to salary, the Compensation Committee, from time to time, grants stock options and restricted stock grants to executive officers and key personnel pursuant to the 2003 Incentive Stock Option Plan. The Compensation Committee thus views equity-based compensation as an important component of its long-term, performance-based compensation philosophy. Since the value of stock options and grants of restricted stock bears a direct relationship to our stock price, the Compensation Committee believes that stock options and grants of restricted stock motivate executive officers and key personnel to manage us in a manner which will also benefit shareholders. As such, stock options and grants of restricted stock are granted at the current market price. One of the principal factors considered in granting stock options and grants of restricted stock to executive officers or key personnel is their ability to influence our long-term growth and profitability.

The Compensation Committee has also established a bonus program to reward extraordinary performance that exceeds pre-set goals established for executive officers and key personnel. We believe that such a bonus program provides the incentive to exceed such goals, thereby building shareholder value.

We have a contributory 401(K) Retirement Pension Plan, which covers all employees who are qualified under the plan provisions. In fiscal 2005, we also adopted a non-qualified deferred compensation plan that provides additional retirement investment alternatives for eligible employees and directors and is complementary to our contributory 401(K) Retirement Pension Plan.

Report of the Audit Committee of the Board of Directors

The Audit Committee of the Board of Directors is currently composed of Richard D. Field, Aristides W. Georgantas, who serves as the Chairman of the Committee, H. Eugene Lockhart, Herbert L. Lucas, Jr., and Carl R. Terzian. Mr. Lockhart joined the Audit Committee on May 5, 2005. Messrs. Field, Georgantas, Lockhart, Lucas and Terzian are “independent directors” within the meaning of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and the NASDAQ Marketplace Rules.

During fiscal 2000, the Audit Committee of the Board of Directors developed a charter for the Audit Committee, which was approved by the full Board on February 4, 2000. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board of Directors for approval. After reassessing the provisions of the Audit Committee’s prior charter, and in light of changes in the securities laws, rules and regulations, the Audit Committee recommended, and the Board of Directors approved, an Amended and Restated Audit Committee Charter in December 2003. No changes were recommended by the Audit Committee at the end of the fiscal year ended September 30, 2005. The Amended and Restated Audit Committee Charter was filed as Appendix A to our Proxy Statement filed with respect to our 2003 Annual Meeting of shareholders, and is available on our website at www.echo-inc.com.

Among other matters, the Audit Committee:

•	Is charged with monitoring the preparation of annual financial reports by management, including discussions with management and independent auditors about draft annual financial statements and significant accounting and reporting matters;

•	Is responsible for matters concerning any relationship with our independent auditors, including their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to us; and determining whether the independent auditors are independent (based in part on the annual letter provided pursuant to Independence Standards Board Standard No. 1); and

•	Oversees management’s implementation of effective systems of internal controls, including a review of policies relating to legal and regulatory compliance, ethics and conflicts of interests.

The Audit Committee’s duties, responsibilities and powers are identified in its charter. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the charter.

In overseeing the preparation of our financial statements, the Committee met with both management and the independent auditors to review and discuss all financial statements prior to their issuance and significant accounting issues. Management has advised the Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States and the independent auditors have issued their report on the financial statements that such financial statements, present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America. The Committee discussed the statements in detail with both management and the independent auditors. The Committee’s review included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to our outside auditors, the Committee, among other things, discussed with PricewaterhouseCoopers LLP matters relating to its independence, including the written disclosures made to the Committee as required by Independence Standards Board Standard No. 1 (Discussions with Audit Committee).

On the basis of these reviews and discussions, the Committee recommended to the Board that it approve the inclusion of the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended September 30, 2005 for filing with the Securities and Exchange Commission.

The Audit Committee
Aristides W. Georgantas, Chairman
Richard D. Field
H. Eugene Lockhart
Herbert L. Lucas, Jr.
Carl R. Terzian

Report of the Compensation Committee of the Board of Directors

The Compensation Committee of the Board of Directors reviews and approves salaries, bonuses and other benefits payable to our executive officers and administers our Amended and Restated 2003 Incentive Stock Option Plan, and prior to its expiration, the Officers and Key Employees Incentive Stock Option Plan. The Compensation Committee is currently composed of Richard D. Field, Aristides W. Georgantas, H. Eugene Lockhart, Herbert L. Lucas, Jr., who serves as the Chairman of the Committee, and Carl R. Terzian. Mr. Lockhart joined the Compensation Committee on May 5, 2005. Messrs. Field, Georgantas, Lockhart, Lucas and Terzian are “independent directors” within the meaning of the NASDAQ Marketplace Rules. In light of changes in the securities laws, rules and regulations, in December 2003, our Compensation Committee recommended, and the Board of Directors approved, a Compensation Committee Charter. The Compensation Committee Charter is available on our website at www.echo-inc.com

Compensation Philosophy. The philosophy used by the Compensation Committee in establishing compensation for executive officers, including the Chief Executive Officer, is to attract and retain key personnel through the payment of competitive-based salaries, annual bonuses and the granting of stock options and other stock-based compensation. Where appropriate, relocation benefits are paid to attract key individuals.

Executive Officer Compensation. Salaries of executive officers have been negotiated between our company and each executive officer, and were influenced by such factors as salaries paid to similar level executive officers in comparable-sized companies, the availability of persons with similar abilities and the geographic location of our offices. The companies that the Compensation Committee considers to be similar to us for purposes of making such determination are principally those companies against which we compete for executive personnel. The Compensation Committee believes that it has adequate knowledge of the compensation levels of such other companies as a result of information available to the public, recruitment efforts and compensation negotiations directed at candidates employed by such other companies, as well as data gathered from time to time from surveys, independent consultants and as a result of interactions between our personnel and the personnel of such other companies.

In evaluating annual compensation levels and bonuses for our executive officers other than the Chief Executive Officer, the Compensation Committee considered, among other factors including its discussions with our Chief Executive Officer, the individual, team, and company-wide performance and results against applicable pre-established annual and long-term performance goals, taking into account shareholder return, economic and business conditions, remuneration given to each executive officer in the past and comparative and competitive compensation and benefit performance levels. The Committee also considered our ability to increase salaries paid to our executive officers, taking into account our operating results and overall operations as a whole. Ultimately, the consideration of additional factors and the weight given to any particular factor is within the discretion of the Compensation Committee. As a result of such review, the Compensation Committee made its determinations for annual compensation, bonus and stock-based compensation for each of our executive officers as identified in this proxy statement.

Chief Executive Officer Compensation. With respect to reviewing the compensation provided to our Chief Executive Officer, the Compensation Committee believes that, because our Chief Executive Officer is responsible for our overall operations, his personal performance should be judged, based on the performance of our company as a whole. In this regard, the Compensation Committee considers both quantitative and qualitative factors. Quantitative items used by the Compensation Committee in analyzing our performance include sales and sales growth, results of operations and an analysis of actual levels of operating results and sales to budgeted amounts. Qualitative factors include the Compensation Committee’s assessment of such matters as the enhancement of our image and reputation, expansion into new markets and business segments, and the development and success of new strategic relationships and new marketing opportunities. As such, the Compensation Committee reviewed and approved goals and objectives relevant to our Chief Executive Officer’s compensation package prior to the beginning of our fiscal year ended September 30, 2004, and at the conclusion of that year, evaluated his performance in light of the goals and objectives established by the Compensation Committee to determine his compensation for the year ended September 30, 2005. As a result of that review, the Compensation Committee made its determinations for the annual compensation, bonus and stock-based compensation of our Chief Executive Officer as identified in this proxy statement.

Mr. Barry, our Chief Executive Officer, was paid an annual salary of $261,875 and a $50,000 bonus for fiscal year ended September 30, 2004 that was paid in fiscal year 2005. In addition, Mr. Barry was granted options to purchase 30,000 shares of our Common Stock during fiscal 2005. The Compensation Committee believes that tying the remuneration of Mr. Barry to the achievement of certain company goals and to the performance of the Common Stock will enhance our long-term performance.

The Compensation Committee
Herbert L. Lucas, Jr., Chairman
Richard D. Field
Aristides W. Georgantas
H. Eugene Lockhart
Carl R. Terzian

Report of the Governance and Nominating Committee of the Board of Directors

The Governance and Nominating Committee of the Board of Directors, the former Nominating Committee of the Board, reviews those Board members who are candidates for re-election to our Board of Directors for the next three-year term, and nominates outside candidates for inclusion on the Board. The Governance and Nominating Committee also reviews periodically and monitors (i) our corporate governance guidelines to assure that they reflect best practices and are appropriate for us, (ii) with the assistance of our management and outside counsel, applicable regulatory requirements relevant to our corporate governance guidelines to assure our compliance therewith, and (iii) our Articles of Incorporation and Bylaws as they relate to corporate governance issues.

The Governance and Nominating Committee is currently composed of Richard D. Field, who has served as the Chairman of the Committee since March 9, 2005, Aristides W. Georgantas, H. Eugene Lockhart, Herbert L. Lucas, Jr., and Carl R. Terzian. Mr. Lockhart joined the Governance and Nominating Committee on May 5, 2005. Messrs. Field, Georgantas, Lockhart, Lucas and Terzian are “independent directors” within the meaning of the NASDAQ Marketplace Rules.

In light of changes in the securities laws, in December 2003, our former Nominating Committee recommended, and the Board of Directors approved, a Governance and Nominating Committee Charter. The Governance and Nominating Committee Charter is available on our website at www.echo-inc.com.

The Governance and Nominating Committee makes the determination to nominate a candidate who is a current member of the Board of Directors for re-election. Additionally, the Governance and Nominating Committee may nominate an outside candidate for inclusion to our Board of Directors. The Nominating Committee does not consider nominees recommended by shareholders.

Among other matters, the Governance and Nominating Committee:

•	Reviews the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and our specific needs and those of the Board;

•	Conducts candidate searches, interviews and programs to introduce candidates to us, our management and operations, and confirm the appropriate level of interest of such candidates;

•	Recommends to the Board qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of the Board;

•	Conducts appropriate inquiries into the background and qualifications of potential nominees; and

•	Reviews the suitability for continued service as a director of each Board member when he or she has a significant change in status, such as an employment change, and recommends whether or not such director should be re-nominated.

Based on the foregoing, upon its own recommendation, the Governance and Nominating Committee nominated, and the Board of Directors approved, H. Eugene Lockhart to fill a previously existing vacancy on the Board of Directors as of May 5, 2005. Mr. Lockhart has been appointed as a Class II director to the Board of Directors and will be up for election in February 2007 for a three-year term ending February 2010.

In addition, and based on the foregoing, upon its own recommendation, the Governance and Nominating Committee nominated, and the Board of Directors approved, Herbert L. Lucas, Jr. and Richard D. Field for re-election as Class I directors to the Board of Directors, subject to shareholder approval, each for three-year terms ending February 2009.

The Governance and Nominating Committee
Richard D. Field, Chairman
Aristides W. Georgantas
H. Eugene Lockhart
Herbert L. Lucas, Jr.
Carl R. Terzian

DESCRIPTION OF PROPOSALS

PROPOSAL 1

Proposal To Elect Two Directors To Serve For The Term Specified

On November 14, 2005, the members of the Governance and Nominating Committee passed a motion, which the Board of Directors approved, to nominate Messrs. Herbert L. Lucas, Jr. and Richard D. Field for election as Class I directors to the Board of Directors for a three-year term ending February 2009.

ELECTION OF DIRECTORS

Two directors are proposed to be elected at the Meeting. The members of our Board of Directors are divided into three classes. The members of one class are elected at each annual meeting of shareholders to hold office for a three-year term and/or until successors of such class members have been elected and qualified. The respective members of each class are set forth below:

Class I	Herbert L. Lucas, Jr.
Richard D. Field
Class II	Carl R. Terzian
Charles J. Harris
H. Eugene Lockhart
Class III	Aristides W. Georgantas
Joel M. Barry

Two Class I directors are to be elected at this meeting to serve for a term of three years or until their respective successors are elected and qualified.

Nominee

The nominees for election to the Board of Directors as Class I directors are Herbert L. Lucas, Jr. and Richard D. Field.

Directors

The current members of the Board of Directors are:

Name	Age	Director Since	Position with ECHO	Term Ending February:
Joel M. Barry	55	1986	Chairman, CEO	2008
Richard D. Field	65	2004	Director	2006
Aristides W. Georgantas	61	1999	Director	2008
Charles J. Harris	43	2005	Director, President, COO	2007
H. Eugene Lockhart	56	2005	Director	2007
Herbert L. Lucas, Jr.	79	1991	Director	2006
Carl R. Terzian	70	2002	Director	2007

JOEL M. BARRY, age 55, has been a Director of ECHO since July 1986, and Chairman of the Board since December 1986. Mr. Barry served as Chief Financial Officer from May 1987 to June 1990, and Executive Vice President from October 1987 to June 1990, when he was designated Chief Executive Officer of ECHO. Mr. Barry is also a Director and Chief Executive Officer of the MerchantAmerica and XPRESSCHEX, Inc. wholly owned subsidiaries. From August 1983 to June 1991, Mr. Barry was a lecturer and investment counselor for Basics Financial Planning and Investments, a firm he founded in 1983. From1981 to 1983, Mr. Barry owned and operated Dynamic Seminars, a marketing company for Financial Dynamics, a financial planning firm located in Covina, California. From 1975 to 1981, Mr. Barry was manager of Quality Assurance and In-House Customer Service at Science Dynamics Corporation, a medical data processing firm. From 1972 to 1974, Mr. Barry owned and operated a gospel music recording business located in Anaheim, California.

RICHARD D. FIELD, age 65, became a Director of ECHO in July 2004. Mr. Field has worked in the financial services industry for over 35 years as an executive of the Bank of New York, Chase, and Citigroup, and a director of Mastercard International and Chairman of its U.S. Board. Since retiring from full time employment in 1997, he has continued his career in the specialty financial areas as a co-founder and director of LendingTree, Inc. as well as serving on the boards of Providian Financial Corporation and HPSC, Inc.

ARISTIDES W. GEORGANTAS, age 61, has served as a Director since February 1999. Mr. Georgantas, prior to his retirement, was Executive Vice President and Chief Operating Officer at Chase Manhattan Bank’s Global Asset Management/Private Banking Division. He serves as a director of Horizon Blue Cross Blue Shield of New Jersey, the Glenmede Corporation, the Glenmede Trust Company, the Foundation for Public Broadcasting in New Jersey, Mathematica Policy Research, Inc. and the Rita Allen Foundation.

CHARLES J. HARRIS, age 43, joined ECHO in September 2005 as President, Chief Operating Officer and a Director to serve on the Board of Directors of ECHO. Prior to joining the Company, Mr. Harris served in executive, operational and sales leadership positions at prominent organizations including Paymentech and Electronic Data Systems. His last position was as President of Merchant Link, a wholly-owned subsidiary of Paymentech, which supplies electronic payment technologies and outsourced services to the point-of-sale market.

H. EUGENE LOCKHART, age 56, was appointed as a member of ECHO’s Board of Directors in May 2005. Mr. Lockhart is a Venture Partner with Oak Investment Partners responsible for the development and management of Oak’s Financial Services Technology Portfolio. Mr. Lockhart was previously President and CEO of MasterCard International, President of the Global Retail Bank, Senior Vice Chairman of BankAmerica Corporation, and President of Consumer Services at AT&T. Mr. Lockhart currently sits on various public boards such as RJR/Nabisco Holdings, RadioShack Corporation, Dun & Bradstreet, Inc., IMS Health, Inc. and Asset Acceptance Capital Corporation.

HERBERT L. LUCAS, age 79, has been a Director since 1991. He served as President from 1972 to 1981 of Carnation International in Los Angeles and as a member of the Board of Directors of the Carnation Company. Since 1982, Mr. Lucas has managed his family investment business. He has served on the Board of Directors of various financial and business institutions including Wellington Trust Company, Arctic Alaska Fisheries, Inc., Scolr Pharma, Inc. and Sunworld International Airways,

Inc. Mr. Lucas has served as a Trustee of The J. Paul Getty Trust, the Los Angeles County Museum of Art, The Morgan Library, National Association of Independent Schools and Winrock International. He was formerly a member of the Board of Trustees of Princeton University.

CARL R. TERZIAN, age 70, has served as a Director since December, 2002. Following his education, Mr. Terzian served as an international good will ambassador for President Eisenhower and Secretary of State John Foster Dulles; director of public and church relations for the Lutheran Hospital Society of Southern California; civic affairs consultant to the California savings and loan industry; and dean and professor of government and speech at Woodbury University. In 1965, Mr. Terzian joined Charles Luckman Associates, an architectural firm, to handle its public relations throughout the United States and worldwide and began his own public relations firm, Carl Terzian Associates, in 1969. Mr. Terzian currently serves as a director on the board of Transamerica Investors, Inc., National Mercantile Bancorp and Mercantile National Bank along with various non-profit boards, commissions, advisory groups, and task forces.

PROPOSAL 2

Proposal To Ratify The Selection Of Auditors

The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP, independent certified public accountants (“PricewaterhouseCoopers”), as our auditors for the current fiscal year. PricewaterhouseCoopers has audited our financial statements since 1984, and has no other relationship with or interest in us. A representative of PricewaterhouseCoopers is expected to attend the meeting and will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions. Shareholders are requested to ratify the appointment of PricewaterhouseCoopers as our auditors for the current fiscal year.

If the majority of our shareholders present and entitled to vote at the Meeting do not ratify the appointment of PricewaterhouseCoopers as our auditors for the current fiscal year, PricewaterhouseCoopers will continue to serve as our auditors for the current fiscal year, and the Audit Committee of the Board of Directors will engage in deliberations to determine whether it is in our best interest to continue PricewaterhouseCoopers’ engagement as our auditors for fiscal 2007.

Fees Billed to Us by PricewaterhouseCoopers LLP for Fiscal 2005

Audit Fees

PricewaterhouseCoopers billed us an aggregate of approximately $190,000 and $135,000 in fees for professional services rendered for the audit of our annual financial statements for the fiscal years ended September 30, 2005 and September 30, 2004, respectively, and the reviews of the financial statements included in our Form 10-Q’s for fiscal 2005 and 2004.

Audit-Related Fees

PricewaterhouseCoopers billed us an aggregate of approximately $5,000 and $50,000 in fees for assurance and related services related to the audit of our annual financial statements for the fiscal years ended September 30, 2005 and September 30, 2004, respectively.

The Audit Committee has considered and concluded that the provision of the above services other than audit services is compatible with maintaining PricewaterhouseCoopers’ independence.

Our Audit Committee is directly responsible for interviewing and retaining our independent accountant, considering the accounting firm’s independence and effectiveness, and pre-approving the engagement fees and other compensation to be paid to, and the services to be conducted by, the independent accountant. The Audit Committee does not delegate these responsibilities. During each of the fiscal years ended September 30, 2005 and 2004, respectively, our Audit Committee pre-approved 100% of the services described above.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ABOVE PROPOSALS.

UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR RATIFICATION AND APPROVAL OF THE ABOVE PROPOSALS.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, promulgated by the Securities and Exchange Commission, any shareholder of record desiring to have an appropriate proposal for action presented at next year’s Annual Meeting of shareholders, now scheduled for February 2007, and to have it set forth in the Proxy Statement and form of Proxy for that Annual Meeting, must notify us and submit the proposal in writing for receipt at our executive offices as noted above not later than September 7, 2006. In order for proposals by stockholders not submitted in accordance with Rule 14a-8 to have been timely within the meaning of Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, that proposal must have been submitted so that it is received no later than November 21, 2006. In addition, in the event a stockholder proposal is not received by us by November 21, 2006, the Proxy to be solicited by the Board of Directors for the next Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares represented by the proxy if the proposal is presented at the next Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

In addition to the above procedure, we have adopted the following three methods through which our shareholders may communicate with the Board of Directors: communication to our management or to the Audit Committee of the Board of Directors regarding questionable accounting or auditing matters and internal accounting controls; electronic mail correspondence to our Chairman and Chief Executive Officer, Joel M. Barry, and the Chairman of the Audit Committee, Aristides W. Georgantas, regarding matters concerning our code of ethical conduct and our overall ethical values and standards; and communication via electronic mail or telephone to our corporate secretary, Donna Rehman, regarding investor relations matters. Each party responsible for receipt of shareholder communications in the areas listed above determines whether shareholder communications should be relayed to our Board of Directors. Additional information regarding shareholder communications with our Board of Directors can be found at our website at www.echo-inc.com

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K may be obtained without charge by any beneficial owner of our Common Stock upon written request addressed to Donna Rehman, Corporate Secretary, 730 Paseo Camarillo, Camarillo, CA 93010 or Email: drehman@echo-inc.com.

By order of the Board of Directors,

DONNA L. REHMAN
Corporate Secretary

Dated: January 5, 2006

ELECTRONIC CLEARING HOUSE, INC. 730 PASEO CAMARILLO CAMARILLO, CA 93010
VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Electronic Clearing House, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ELCLR1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ELECTRONIC CLEARING HOUSE, INC.

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1.	To elect two Class I directors to each serve on the Board of Directors for a three-year term:		For All	Withhold All	For All Except	To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
	Class I	01) Herbert L. Lucas, Jr. 02) Richard D. Field	☐	☐	☐

The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that the above nominees are unable or unwilling to serve.

		For	Against	Abstain
Proposal 2.	To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year ending September 30, 2006.	☐	☐	☐

The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

Signature(s) hereon should correspond exactly with the name(s) of the Shareholder(s) appearing on the Share Certificate. If stock is jointly owned, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household	☐	☐

Name/Signature in which Stock is Held	Date	Name/Signature if Held Jointly	Date

ELECTRONIC CLEARING HOUSE, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF ELECTRONIC CLEARING HOUSE, INC.

The undersigned, a Shareholder of ELECTRONIC CLEARING HOUSE, INC., a Nevada corporation (the “Company”), hereby nominates, constitutes and appoints JOEL M. BARRY and ALICE L. CHEUNG, or any one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders of the Company, to be held on February 6, 2006, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as shown on the reverse side.

The undersigned acknowledge(s) receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated January 5, 2006, relating to the Annual Meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE REVERSE SIDE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.